Exhibit 10.3

FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT AND CONSENT

This FIRST AMENDMENT TO THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT AND CONSENT, dated as of December 20, 2018 (this “Amendment”), is entered into by and among the following parties:
(a)SPRINT SPECTRUM L.P., as initial Servicer (the “Servicer”);

(b)THE PERSONS IDENTIFIED ON THE SIGNATURE PAGES HERETO AS “Sellers” (the “Sellers” and together with the Servicer, the “Sprint Parties”);

(c)THE PERSONS IDENTIFIED ON THE SIGNATURE PAGES HERETO AS “CONDUIT PURCHASERS” (the “Conduit Purchasers”);

(d)THE PERSONS IDENTIFIED ON THE SIGNATURE PAGES HERETO AS “COMMITTED PURCHASERS” (the “Committed Purchasers”);

(e)THE PERSONS IDENTIFIED ON THE SIGNATURE PAGES HERETO AS “PURCHASER AGENTS” (the “Purchaser Agents”);

(f)MIZUHO BANK, LTD., as the Collateral Agent (in such capacity, the “Collateral Agent”), and as the Administrative Agent (in such capacity, the “Administrative Agent”), Lead Arranger and Structuring Agent;

(g)MUFG BANK, LTD., F/K/A THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Joint Lead Arranger; and

(h)SMBC NIKKO SECURITIES AMERICA, INC., as Joint Lead Arranger.
Capitalized terms used but not otherwise defined herein have the respective meanings assigned thereto in the Receivables Purchase Agreement (as defined below) as amended hereby.
RECITALS
WHEREAS, the Sellers, the Servicer, the Conduit Purchasers, the Committed Purchasers, the Purchaser Agents, the Collateral Agent, the Administrative Agent and the Joint Lead Arrangers entered into that certain Third Amended and Restated Receivables Purchase Agreement, dated as of June 29, 2018 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Receivables Purchase Agreement”);
WHEREAS, concurrently herewith, an amendment to the Sale Agreement (the “RSCA Amendment”) is being executed by each of the parties thereto that excludes Receivables the Obligor of which is domiciled or organized in the Commonwealth of Puerto Rico or the Virgin Islands of the United States from the sale pursuant thereto;

WHEREAS, Sprint Corporation (the “Performance Support Provider”) hereby wishes to reaffirm its obligations under the Performance Support Agreement;
WHEREAS, the parties to the Receivables Purchase Agreement desire to amend the Receivables Purchase Agreement on the terms and subject to the conditions set forth herein;
WHEREAS, pursuant to Section 7.3(c) and the proviso of Section 7.3(h) of the Receivables Purchase Agreement, no Seller may amend Section 9(j)(v)(L) of its operating agreement without the consent of the Administrative Agent, the Collateral Agent and the Required Purchasers;
WHEREAS, the Sellers have requested that the Administrative Agent, Collateral Agent and Required Purchasers consent to the amendments to Section 9(j)(v)(L) of the Sellers’ operating agreements, each dated as of the date hereof (the “LLC Agreement Amendments”);
NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:
1.Amendments to the Receivables Purchase Agreement.

(a)    Section 1.2(a) of the Receivables Purchase Agreement is hereby amended to replace the language “third (3rd)” set forth therein with the language “second (2nd)”.

(b)    Section 1.2(i) of the Receivables Purchase Agreement is hereby amended (i) to replace the language “three (3)” set forth therein with the language “two (2)” and (ii) to replace the language “third (3rd)” set forth therein with the language “second (2nd)”.

(c)    Section 3.1(d)(x) of the Receivables Purchase Agreement is hereby amended by inserting the bold, underlined text as follows:

“(x)    (A) to the Servicer (x) first, to accrued and unpaid Servicing Fee relating to such Receivable Pool in an amount equal to such Receivable Pool’s Pro Rata Share of such Servicing Fee and (y) second, to the accrued and unpaid Servicing Fee in an amount equal to the other Receivable Pool’s Pro Rata Share of such Servicing Fee (in each case if the Servicer is Sprint Spectrum or an Affiliate of Sprint Corporation) and (B) to Sprint/United Management Company, the monthly E&R Reimbursement Payment.”
(d)    Section 3.2(c) of the Receivables Purchase Agreement is hereby amended by inserting the bold, underlined text and deleting the bold, stricken text as follows:

“(c)    (i) The Sellers’ Optional Permanent Reduction of Purchase Facility. (i) The Sellers may, upon at least thirty (30) days’ prior written notice to the Collateral Agent, the Administrative Agent and each Purchaser Agent, terminate the Purchase Facility and the Purchasers’ Total Commitment in whole without penalty or premium (other than any amounts payable pursuant to Section 4.3) ~~or~~, (ii) the Sellers may, upon at least three (3) days’ prior written notice to the Collateral Agent, the Administrative Agent and each Purchaser Agent (a

“Merger Termination Notice”), and solely in connection with the closing of the Merger, terminate the Purchase Facility and the Purchasers’ Total Commitment in whole without penalty or premium (other than any amounts payable pursuant to Section 4.3); provided that, solely to the extent that the Merger does not become effective on the proposed termination date set forth in such Merger Termination Notice, the Sellers may revoke such Merger Termination Notice upon prior written notice to the Collateral Agent, the Administrative Agent and each Purchaser Agent and provide a new Merger Termination Notice in accordance with this clause (ii) or may amend a prior Merger Termination Notice to make the effective date of termination align with the effectiveness of the Merger), or (iii) the Sellers may, upon at least ten (10) Business Days’ prior written notice to the Collateral Agent, the Administrative Agent and each Purchaser Agent, from time to time, irrevocably reduce in whole or part without penalty or premium the unused portion of the Purchasers’ Pool Commitment in respect of the SCC Receivable Pool or the Combined Receivable Pools; provided, that each partial reduction shall be in the amount of at least $10,000,000, or an integral multiple of $100,000 in excess thereof, and that, unless terminated in whole, the Purchasers’ Total Commitment shall in no event be reduced below $500,000,000. Any such partial reduction of the Purchasers’ Pool Commitment in respect of the SCC Receivable Pool or the Combined Receivable Pools shall be ratably allocated (based on then-existing Pool Commitments) among the Committed Purchasers to reduce their respective Pool Commitments in respect of the SCC Receivable Pool and the Combined Receivable Pools, respectively. No termination of the Purchase Facility in whole shall be effective unless and until the Purchasers’ Total Investment is reduced to zero and all other Obligations and other amounts owed to the Collateral Agent, the Administrative Agent, the Purchaser Agents, the Purchasers, and the other Affected Parties under this Agreement and each of the other Transaction Documents have been paid in full. Notwithstanding anything to the contrary set forth in this Agreement, any reduction of the Purchase Facility or the Purchasers’ Total Commitment pursuant to this Section 3.2(c) shall be on a pro rata basis in respect of the SCC Receivable Pool and the Combined Receivable Pools.”
(e)    Section 7.8(n)(vi) of the Receivables Purchase Agreement is hereby amended by inserting the bold, underlined text as follows:

“(n)    No Seller shall have any employees, except to the extent, if any, that employees of Sprint/United Management Company providing services to the Sellers pursuant to the Employee and Rent Agreement constitute employees of the Sellers;
(f)    Appendix A of the Receivables Purchase Agreement is hereby amended by adding the below definitions thereto in the appropriate alphabetical order:

““E&R Reimbursement Payment” means the monthly reimbursement of salary and rent expense payable by the Sellers under the Employee and Rent Agreement.”

““Employee and Rent Agreement” means the Employee and Rent Agreement, dated as of December 20, 2018, by and among Sprint/United Management Company and the Sellers, as may be amended, restated or modified from time to time.”
““Merger” means the acquisition of Sprint Corporation by T-Mobile US, Inc. pursuant to that certain Business Combination Agreement, dated as of April 29, 2018, by and among Sprint Corporation, T-Mobile US, Inc., Huron Merger Sub LLC, a Delaware limited liability company and a wholly owned subsidiary of T-Mobile US, Inc., Superior Merger Sub Corporation, a Delaware corporation and a wholly owned subsidiary of Huron Merger Sub LLC, Galaxy Investment Holdings, Inc., a Delaware corporation, Starburst I, Inc., a Delaware corporation, and, for the limited purposes of the covenants and representations set forth therein that are expressly obligations of such persons, Deutsche Telekom AG, an Aktiengesellschaft organized and existing under the laws of the Federal Republic of Germany, Deutsche Telekom Holding B.V., a besloten vennootschap met beperkte aansprakelijkheid organized and existing under the laws of the Netherlands, and SoftBank Group Corp., a Japanese kabushiki kaisha, as it may be amended, supplemented or modified from time to time.”
(g)    Appendix A of the Receivables Purchase Agreement is hereby amended by inserting a comma after the language “if an SCC Receivable” in clause (b) of the definition of “Eligible Receivable”.

(h)    Appendix A of the Receivables Purchase Agreement is hereby amended by inserting the bold, underlined text into the definition of “ISC Yield and Fee Reserve” as follows:

““ISC Yield and Fee Reserve” means in respect of the ISC Receivable Pool, as of any date of determination, the sum of:
(a)    the amount equal to the interest that would accrue on an amount equal to (x) the Net Portfolio Balance in respect of the ISC Receivable Pool as of such date of determination minus (y) the ISC Loss Reserve as of such date of determination, at a rate equal to the Hedge Rate during a period equal to the ISC Weighted Average Term; plus
(b)    the amount of the ISC Receivable Pool’s Pro Rata Share of the Servicing Fees and Fees that would accrue in respect of the ISC Receivable Pool during the period equal to the ISC Weighted Average Term assuming that the aggregate Unpaid Balance and the aggregate Investments relating to the ISC Receivable Pool as of such date of determination remained the same during such period; plus
(c)    the accrued and unpaid Yield, the ISC Receivable Pool’s Pro Rata     Share of the E&R Reimbursement Payments, Servicing Fees and Fees in     respect of the ISC Receivable Pool.”

(i)Appendix A of the Receivables Purchase Agreement is hereby amended by inserting the bold, underlined text into the definition of “Lease Yield and Fee Reserve” as follows:
“Lease Yield and Fee Reserve” means in respect of the Lease Receivable Pool, as of any date of determination, the sum of:
(a)    the amount equal to the interest that would accrue on an amount equal to (x) the Net Portfolio Balance in respect of the Lease Receivable Pool as of such date of determination minus (y) the Lease Loss Reserve as of such date of determination, at a rate equal to the Hedge Rate during a period equal to the Lease Weighted Average Term; plus
(b)    the amount of the Lease Receivable Pool’s Pro Rata Share of the Servicing Fees and Fees that would accrue in respect of the Lease Receivable Pool during the period equal to the Lease Weighted Average Term assuming that the aggregate Unpaid Balance and the aggregate Investments relating to each of the Lease Receivable Pool and the Lease Receivable Pool as of such date of determinations remained the same during such period; plus
(c)    the accrued and unpaid Yield, the Lease Receivable Pool’s     Pro Rata Share of the E&R Reimbursement Payments, Servicing     Fees and Fees in respect of the Lease Receivable Pool.”
(j)Appendix A of the Receivables Purchase Agreement is hereby amended by inserting the bold, underlined text into the definition of "MTM Lease Yield and Fee Reserve” as follows:

“MTM Lease Yield and Fee Reserve” means in respect of the MTM Lease Receivable Pool, as of any date of determination, the sum of:
(a)     the MTM Lease Liquidation Discount in respect of such Receivable Pool then applicable; and
(b)    the sum of the accrued and unpaid Yield in respect of the MTM Lease Receivable Pool, the MTM Lease Receivable Pool’s Pro Rata Share of the E&R Reimbursement Payments, Servicing Fees and Fees in respect of the MTM Lease Receivable Pool.”
(k)Appendix A of the Receivables Purchase Agreement is hereby amended by inserting the bold, underlined text into the definition of “SCC Yield Reserve” as follows:

““SCC Yield Reserve” means in respect of the SCC Receivable Pool, as of any date of determination, the sum of: (a) the SCC Liquidation Discount in respect of such Receivable Pool then applicable; and (b) the sum of the accrued and unpaid Yield in respect of the SCC Receivable Pool, the SCC Receivable Pool’s Pro Rata

Share of the E&R Reimbursement Payments, Servicing Fees and Fees in respect of the SCC Receivable Pool.”
(l)Appendix A of the Receivables Purchase Agreement is hereby amended by inserting the bold, underlined text into the definition of “Transaction Documents” as follows:

““Transaction Documents” means this Agreement, the Sale Agreement, the Fee Letters, the Lock-Box Agreements, any Eligible Interest Rate Cap, any Eligible Interest Rate Swap, the Control Agreement, Sellers’ limited liability company agreements, the Performance Support Agreement, the Employee and Rent Agreement and all other documents, agreements, and certificates to be executed and delivered by any Seller, Servicer, any Originator, or Sprint Corporation in connection herewith or in connection with any of the foregoing; provided, however, that “Transaction Documents” shall not include any ISC Dealer Agreements.”
(m)Schedule 1.2(a) to the Receivables Purchase Agreement is hereby amended by replacing the language “three (3)” set forth in footnote number 1 thereof with the language “two (2)”.

(n)Exhibit 3.1(a) of the Receivables Purchase Agreement is hereby replaced in its entirety as attached hereto.

(o)Effective as of the Exclusion Effective Date (as defined below), Appendix A of the Receivables Purchase Agreement is hereby amended by inserting the bold, underlined text into clause (h) of the definition of “Eligible Receivable” as follows:

“(h)    the Obligor of which is domiciled or organized in the United States of America (other than a Receivable the Obligor of which is domiciled or organized in the Commonwealth of Puerto Rico or the Virgin Islands of the United States);”
2.Consents.

(a)    Notwithstanding Sections 7.3(c) and (h) of the Receivables Purchase Agreement, the Administrative Agent, Collateral Agent and the Required Purchasers by signing below hereby consent to the Sellers amending Section 9(j)(v)(L) of each of their operating agreements to permit such Seller to have employees to the extent that any employees of Sprint/United Management Company providing services to either Seller pursuant to the Employee and Rent Agreement constitute employees of either Seller. The consent set forth in this clause (a) shall be effective only in the specific instance and for the specific purpose for which it is expressly given herein and shall not be deemed to apply to any other event or circumstance.

(b)    Notwithstanding Section 1(b) of the Deposit Account Control Agreement dated May 16, 2014 among SFE 2, LLC, the Servicer, the Collateral Agent, and Bank of America, N.A. (as amended, supplemented or modified from time to time), the Collateral Agent by signing below hereby consents to SFE 2, LLC closing the Lock-Box Account maintained at Bank of America, N.A. with account number 3752205655; provided, that this waiver shall be subject to the receipt by the Collateral Agent of a certificate from the Servicer stating that the payments from Obligors that were previously being sent to such Lock-Box Account will, upon termination of such Lock-Box Account and at all times thereafter, be deposited in a different Lock-Box Account covered by a Lock-Box Agreement as required pursuant to Section 7.3(d) of the Receivables Purchase Agreement. The consent set forth in this clause (b) shall be effective only in the specific instance and for the specific purpose for which it is expressly given herein and shall not be deemed to apply to any other event or circumstance.

3.Representations and Warranties. Each Sprint Party hereby represents and warrants as of the date hereof as follows:

(a)    Representations and Warranties. The representations and warranties made by it in the Receivables Purchase Agreement are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

(b)    Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Receivables Purchase Agreement as amended hereby, are within each of its organizational powers and have been duly authorized by all necessary organizational action on its part. This Amendment and the Receivables Purchase Agreement as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with their respective terms.

(c)    No Termination Events. After giving effect to this Amendment and the transactions contemplated hereby, no Event of Termination, Unmatured Event of Termination, Collection Control Event or Non-Reinvestment Event exists or shall exist.

4.Entire Agreement. Except as otherwise amended hereby, all of the other terms and provisions of the Receivables Purchase Agreement are and shall remain in full force and effect and the Receivables Purchase Agreement, as amended and supplemented by this Amendment, is hereby ratified and confirmed by the parties hereto. After this Amendment becomes effective, all references in the Receivables Purchase Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Receivables Purchase Agreement shall be deemed to be references to the Receivables Purchase Agreement as amended by this Amendment. This Amendment contains the entire understanding of the parties with respect to the provisions of the Receivables Purchase Agreement amended and supplemented hereby and may not be modified except in writing signed by all parties. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Receivables Purchase Agreement other than as set forth herein.

5.Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Collateral Agent and the Administrative Agent of:

(a)	duly executed counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the parties hereto;

(b)	duly executed counterparts of the LLC Agreement Amendments (whether by facsimile or otherwise) executed by each of the parties thereto;

(c)	duly executed counterparts of the Employee and Rent Agreement (whether by facsimile or otherwise) executed by each of the parties thereto; and

(d)
duly executed counterparts of the RSCA Amendment (whether by facsimile or otherwise) executed by each of the parties thereto, which RSCA Amendment shall be in a form reasonably satisfactory to the Administrative Agent.

6.Exclusion Effective Date. For purposes of this Amendment and the RSCA Amendment, the “Exclusion Effective Date” means the date designated by the Servicer on or after the date on which the Administrative Agent has confirmed that the following conditions have been satisfied:

(a)
the Administrative Agent shall have received from the Servicer an Information Package pursuant to Section 3.1(a) of the Receivables Purchase Agreement which includes all information reasonably required by the Administrative Agent in connection with the exclusion of Receivables the Obligor of which is domiciled or organized in the Commonwealth of Puerto Rico or the Virgin Islands of the United States, which Information Package shall be in a form reasonably satisfactory to the Administrative Agent; and

(b)
the Administrative Agent shall have received drafts of UCC-3 financing statements amending the UCC-1 financing statements to be filed against each of Sprint Spectrum L.P. and SprintCom, Inc. in connection with the Sale Agreement reflecting the changes in connection with the RSCA Amendment, in a form reasonably satisfactory to the Administrative Agent, which such UCC-3 financing statements shall be filed on the Exclusion Effective Date and are authorized to be filed by this Amendment.

7.Governing Law. THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).

8.Severability. If any one or more of the agreements, provisions or terms of this Amendment shall for any reason whatsoever be held invalid or unenforceable, then such agreements, provisions or terms shall be deemed severable from the remaining agreements, provisions and terms of this Amendment and shall in no way affect the validity or enforceability of the provisions of this Amendment or the Receivables Purchase Agreement, as applicable.

9.Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Receivables Purchase Agreement or any provision hereof or thereof.

10.Reaffirmation of Performance Support Agreement. After giving effect to this Amendment, all of the provisions of the Performance Support Agreement shall remain in full force and effect and the Performance Support Provider hereby ratifies and affirms the Performance Support Agreement and acknowledges that the Performance Support Agreement has continued and shall continue in full force and effect in accordance with its terms.

11.Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each Sprint Party, and their respective successors and permitted assigns.

12.Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart hereof by facsimile or other electronic means shall be equally effective as delivery of an originally executed counterpart.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.
SPRINT SPECTRUM L.P.
individually and as the Servicer

By: /s/ Janet M. Duncan
Name: Janet M. Duncan
Title: Treasurer

SFE 1, LLC
SFE 2, LLC, each as a Seller

By: /s/ Janet M. Duncan
Name: Janet M. Duncan
Title: Treasurer

MIZUHO BANK, LTD.,
as Administrative Agent, Lead Arranger, and Structuring Agent

By: /s/ Richard A. Burke
Name:    Richard A. Burke
Title:    Managing Director

MIZUHO BANK, LTD.,
as Collateral Agent

By: /s/ Richard A. Burke
Name:    Richard A. Burke
Title:    Managing Director

MUFG BANK, LTD. F/K/A THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as Joint Lead Arranger

By: /s/ Christopher Pohl
Name:    Christopher Pohl
Title:    Managing Director

SMBC NIKKO SECURITIES AMERICA, INC., as Joint Lead Arranger

By: /s/ Yukimi Konno
Name:    Yukimi Konno
Title:    Managing Director

VICTORY RECEIVABLES CORPORATION,
as a Conduit Purchaser

By: /s/ Kevin J. Corrigan
Name:    Kevin J. Corrigan
Title:    Vice President

MUFG BANK, LTD., F/K/A THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as a Purchaser Agent for the Victory Purchaser Group

By: /s/ Christopher Pohl
Name:    Christopher Pohl
Title:    Managing Director

MUFG BANK, LTD., F/K/A THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as a Committed Purchaser for the Victory Purchaser Group

By: /s/ Christopher Pohl
Name:     Christopher Pohl
Title:    Managing Director

MIZUHO BANK, LTD.,
as a Purchaser Agent for Mizuho Bank, Ltd., as Committed Purchaser

By: /s/ Richard A. Burke
Name:    Richard A. Burke
Title:    Managing Director

MIZUHO BANK, LTD.,
as a Committed Purchaser

By: /s/ Richard A. Burke
Name:    Richard A. Burke
Title:    Managing Director

MANHATTAN ASSET FUNDING COMPANY LLC,
as a Conduit Purchaser

By: MAF Receivables Corp., Its Member

By: /s/ Irina Khaimova
Name:    Irina Khaimova
Title:    Vice President

SMBC NIKKO SECURITIES AMERICA, INC.,
as a Purchaser Agent for the Manhattan Purchaser Group

By: /s/ Yukimo Konno
Name:    Yukimo Konno
Title:    Managing Director

SUMITOMO MITSUI BANKING CORPORATION,
as a Committed Purchaser for the Manhattan Purchaser Group

By: /s/ Satoshi Takahara
Name:    Satoshi Takahara
Title:    Executive Director

LIBERTY STREET FUNDING LLC, as a Conduit Purchaser

By: /s/ Jill A. Russo
Name:    Jill A. Russo
Title:    Vice President

THE BANK OF NOVA SCOTIA, as a Purchaser Agent for the Liberty Street Purchaser Group

By: /s/ Paula J. Czach
Name:    Paula J. Czach
Title:    Managing Director

THE BANK OF NOVA SCOTIA, as a Committed Purchaser for the Liberty Street Purchaser Group

By: /s/ Paula J. Czach
Name:    Paula J. Czach
Title:    Managing Director

ATLANTIC ASSET SECURITIZATION LLC, as a Conduit Purchaser

By:    Crédit Agricole Corporate and Investment Bank,
as attorney-in-fact

By: /s/ [Authorized Signer]
Name:
Title: Authorized Signer

By: /s/ Roger Klepper
Name:    Roger Klepper
Title:    Managing Director

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Purchaser Agent for the Atlantic Asset Purchaser Group

By: /s/ [Authorized Signer]
Name:
Title: Authorized Signer

By: /s/ Roger Klepper
Name:    Roger Klepper
Title:    Managing Director

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Committed Purchaser for the Atlantic Asset Purchaser Group

By: /s/ [Authorized Signer]
Name:
Title: Authorized Signer

By: /s/ Roger Klepper
Name:    Roger Klepper
Title:    Managing Director

SUMITOMO MITSUI TRUST BANK, LIMITED, NEW YORK BRANCH,
as a Purchaser Agent for Sumitomo Mitsui Trust Bank, Limited, as Committed Purchaser

By: /s/ Katsu Sakai
Name:    Katsu Sakai
Title:    Senior Director

SUMITOMO MITSUI TRUST BANK, LIMITED, NEW YORK BRANCH,
as a Committed Purchaser

By: /s/ Tommy Constantinou
Name:    Tommy Constantinou
Title:    Vice President

THE TORONTO-DOMINION BANK, as a Purchaser Agent for The Toronto-Dominion Bank, as Committed Purchaser

By: /s/ Bradley Purkis
Name:    Bradley Purkis
Title:    Managing Director

THE TORONTO-DOMINION BANK,
as a Committed Purchaser

By: /s/ Bradley Purkis
Name:    Bradley Purkis
Title:    Managing Director

JPMORGAN CHASE BANK, N.A.,
as a Purchaser Agent for JPMorgan Chase Bank, N.A., a Committed Purchaser

By: /s/ Alexander Louis-Jeune
Name:    Alexander Louis-Jeune
Title:    Executive Director

JPMORGAN CHASE BANK, N.A.,
as a Committed Purchaser

By: /s/ Alexander Louis-Jeune
Name:     Alexander Louis-Jeune
Title:     Executive Director

SPRINT CORPORATION,
as Performance Support Provider

By: /s/ Janet M. Duncan
Name: Janet M. Duncan
Title: Treasurer